UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2017

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 13, 2017, McEwen Mining Inc. (the “Company”) issued a press release announcing the entry into an arrangement agreement (the “Arrangement”) to acquire all of the issued and outstanding securities of Lexam VG Gold Inc., a corporation existing under the laws of the Province of Ontario, Canada (“Lexam”). A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits. The following exhibits are filed with this report:

99.1                        Press release, dated February 13, 2017

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of the Arrangement, future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, the completion of the Arrangement (including the numerous approvals required in connection with the Arrangement), metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information About the Arrangement

In connection with the Arrangement and in accordance with the rules of the New York Stock Exchange, the Company intends to seek approval from its shareholders relating to the issuance of shares of the Company’s common stock to Robert R. McEwen, Chairman and Chief Executive Officer of the Company. The Company intends to file a preliminary proxy statement and a definitive proxy statement with the SEC to seek such approval. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ARRANGEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

The definitive proxy statement will be mailed to the Company’s shareholders seeking, among other things, their approval to issue shares exceeding 1% of the currently issued and outstanding shares of the

Company’s common stock to Mr. McEwen in consideration for his shares of Lexam, in accordance with the terms of the Arrangement. The Company’s shareholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: McEwen Mining Inc. at (647) 258-0395, at 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9. In addition, the preliminary proxy statement, the definitive proxy statement and other relevant materials that will be filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or shareholders may access copies of such documentation filed with the SEC by visiting the “Investor Relations” section of the Company’s website at http://www.mcewenmining.com.

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the Arrangement. Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation will be available in the preliminary proxy statement and definitive proxy statement relating to the Arrangement to be filed with the SEC. Information about the Company’s executive officers and directors is also available in the Company’s definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on April 20, 2016.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: February 13, 2017	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

Exhibit Index

The following is a list of the Exhibits filed herewith:

Exhibit
Number	Description of Exhibit

99.1	Press release, dated February 13, 2017